Income Taxes - Summary of Source and Tax Effects of Temporary Differences between Financial Reporting and Tax Bases of Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
NOL carryforwards	$ 948,707	$ 789,544
Net unrealized losses	456,751	43,475
Federal tax credits	83,244	79,846
Alternative minimum tax credit carryforward	81,237	81,237
Investment in Equitrans Midstream	69,159	94,689
Federal and state capital loss carryforward	32,706	28,317
Incentive compensation and deferred compensation plans	20,409	22,419
Other	2,499	1,241
Total deferred tax assets	1,694,712	1,140,768
Valuation allowances	(550,967)	(529,992)
Net deferred tax asset	1,143,745	610,776
Deferred tax liabilities:
Property, plant and equipment	(2,051,051)	(1,945,299)
Total deferred tax liabilities	(2,051,051)	(1,945,299)
Net deferred tax liability	$ (907,306)	$ (1,334,523)